UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-05983

The New Germany Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2013

ITEM 1.	REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The New Germany Fund, Inc. (the "Fund") is a diversified, actively-managed closed-end fund listed on the New York Stock Exchange under the symbol "GF." The Fund seeks long-term capital appreciation primarily through investment in middle-market German equities. It is advised and administered by wholly owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published weekly in the New York Stock Exchange Composite Transactions section of certain newspapers. Net asset value and market price information are published each Saturday in Barron's and other newspapers in a table called "Closed End Funds." Daily information on the Fund's net asset value is available from NASDAQ (symbol XGFNX). It is also available by calling: 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our web site: www.dws-investments.com.

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the Deutsche Bank Group:

•  The New Germany Fund, Inc. — investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

•  The European Equity Fund, Inc. — investing primarily in equity or equity-linked securities of companies domiciled in countries utilizing the euro currency (with normally at least 80% in securities of issuers in such countries).

•  The Central Europe, Russia and Turkey Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey (with normally at least 80% in securities of issuers in such countries).

Please consult your broker for advice on any of the above or call 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.). for shareholder reports.

The New Germany Fund, Inc. is diversified, but primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

The New Germany Fund, Inc.

Semi-Annual Report

June 30, 2013

The New Germany

Fund, Inc.

LETTER TO THE SHAREHOLDERS

Dear Shareholder,

For the six months ended June 30, 2013, the New Germany Fund's total return in U.S. dollars (USD) was 12.49% based on net asset value (NAV) and 12.97% based on market price. During the same period, the total return of the Fund's benchmark, the Midcap Market Performance Index, was 13.78%.1

The German mid-cap market segment was one of the best-performing markets in Europe over the period. Aside from a temporary soft patch in March and April, the German mid-cap market segment rose steadily from January to mid-June, after which it partially contracted, along with the rest of the European equity markets. The mid-term correction was triggered by mixed economic data out of China and the Eurozone, weak first-quarter reporting by individual companies. In May, the German market again moved up strongly, supported by central banks continuing their accommodative monetary policy (e.g., the European Central Bank's key interest rate was cut to 50 bps), the end of the two-month political deadlock in Italy post-elections and more robust economic data from the U.S. June closed weaker, burdened primarily by the U.S. Federal Reserve Board's commentary, which raised concerns about the earlier-than-expected reduction of quantitative easing and more mixed economic data in emerging markets, particularly from China.2

Key corporate numbers reported during the second quarter were mixed. The Purchasing Managers Index (PMI) fluctuated around last year's levels.3 Factory orders reported in May and June were down year-over-year, as were producer price trends, which were again negative and below expectations. Industrial production was clearly positive and ahead of expectations, and the key IFO Business Climate Index survey (an early indicator for economic development in Germany) remained firmly in expansionary territory, starting to surprise positively again in May.4

One of the noteworthy trends in Germany over the past few quarters has been the strength of the German consumer.

In the current year, household consumption is expected to be the main pillar of German GDP growth, given the low interest rate environment that has reduced consumers' propensity to save.5 Consumer sentiment is recovering strongly, driven by rising employment (near long-term highs on a seasonally adjusted basis) and rising wages (+3.9% year-over-year, the second-highest value measured since 1997) continuing their strong expansion since 2010. As such, the Fund's positions in the consumer discretionary sector, in particular within media, saw the biggest increase in the semi-annual period. The second-biggest increase was seen in the health care sector, funded by reductions in the materials and financials sectors.

Global earnings estimates downgrades remained broadly stable during the quarter. The strongest European sectors in terms of 2013 earnings expectation upgrades during the last three months were health care and utilities. By contrast, technology and basic materials witnessed the strongest downgrades. Sectors driving positive Fund performance during the half-year period were consumer discretionary, health care and industrials. Telecommunication services, materials and consumer staples were the laggards.

The Fund's discount to net asset value averaged 10.75% for the six months ended June 30, 2013, compared with a discount of 10.24% for the same period a year earlier.

Economic Outlook

The Eurozone economy is believed to have bottomed out in the second quarter, and with a number of economists believing recovery to kick in during the second half of the year.6 Leading indicators have already stabilized, external balances are improving sharply and monetary indicators point to a recovery ahead. We expect a cyclical recovery to start in mid-2013, with the German economy increasingly driven by improved domestic demand.

The German general election in September could captivate markets for some time. On one hand, the only common denominators among the various political parties are a

For additional information about the Fund including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit www.dws-investments.com

LETTER TO THE SHAREHOLDERS (continued)

determination to contain rising rents and a commitment to find a new energy policy for Germany. On the other hand, the ruling CDU is likely to remain the biggest party, and even an SPD-led coalition would most likely change little with regard to broad policy direction.7,8

Given the stable and supportive European and global trends; the strength of the German consumer sector, with many indicators at near-highs; and the strong market positions of many German corporations, combined with further internal optimization potential, the outlook for the German mid-cap market remains positive.

On June 14, 2013 at the conclusion of the Fund's twelve week Tender Offer Measurement period, shares of The New Germany Fund, Inc. traded at an average discount to NAV of 10.77%. Under the terms of the Program, the Fund is required to conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during the applicable twelve-week measurement period. Therefore, the Fund will conduct a tender offer for up to 5% of its outstanding shares at a price equal to 98% of NAV. The tender offer commenced on July 31, 2013 and will expire on August 28, 2013, unless extended. For additional details concerning the Fund's repurchase program, please visit the web site at www.dws-investments.com.

Sincerely,

Christian Strenger Chairman	Rainer Vermehren Lead Portfolio Manager	W. Douglas Beck President and Chief Executive Officer
The views expressed in the preceding discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1  The Midcap Market Performance Index is a total-return index that is composed of various mid-cap securities across all sectors of the MDAX and TecDAX. The MDAX is a total-rate-of-return index of 50 mid-cap issues that rank below the DAX. The DAX is a total-rate-of-return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. The TecDAX is a total-return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the Midcap Market Performance index.

2  Quantitative easing is a government monetary policy often used when interest rates are extremely low. With this policy, government securities are purchased from the market, causing the price of the securities purchased to rise and the yield or interest rates on the securities purchased to fall. Lower interest rates are in turn paid on new bonds issued to replace existing bonds that have matured. With lower borrowing costs, the central banks hope consumers will be encouraged to spend more, thus helping the overall economy and improving the balance sheets for the companies providing the goods and services on which consumers are spending their money.

3  The Purchasing Managers Index (PMI) — Maintained by the Institute for Supply Management (ISM), it is a composite of information extracted from responses to surveys from more than 400 purchasing managers selected for their geographic and industry diversification. The survey measures response to topics such as production levels, new orders from customers, supplier deliveries, inventories and employment levels.

4  The Ifo Business Climate Index is a monthly survey that measures the business climate in Germany.

5  Gross domestic product (GDP) is the monetary value of goods and services produced within a country's borders in a specific time frame.

6  The Eurozone represents the European Union countries that have adopted the euro as their national currency.

7  The CDU is the Christian Democratic Union of Germany, a liberal-conservative political party in Germany, currently headed by Angela Merkel, the Chancellor of Germany.

8  The SPD is the Social Democratic Party of Germany, one of the two major contemporary political parties in Germany, along with the conservative CDU.

For additional information about the Fund including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit www.dws-investments.com

PERFORMANCE SUMMARY AS OF JUNE 30, 2013 (unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent performance.

TOTAL RETURNS:

	For the six months ended June 30,	For the years ended December 31,
	2013(b)	2012	2011	2010	2009	2008
Net Asset Value(a)	12.49%	30.58%	(18.52)%	23.40%	45.22%	(46.75	)%(c)
Market Value(a)	12.97%	32.02%	(18.89)%	32.21%	52.07%	(53.32)%
Benchmark(d)	13.78%	33.61%	(16.54)%	18.42%	42.33%	(47.86)%

(a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended June 30, 2013 was 1.10%.
(b)  Total returns shown for the six-month period are not annualized.
(c)  Return includes the effect of the $0.18 per share accretion associated with the Fund's tender offer in-kind. Excluding this accretion, total return would have been 0.95% lower.
(d)  Represents the Midcap Market Performance Index.*

  *  The Midcap Market Performance Index is a total-return index that is composed of various mid-cap securities across all sectors of the MDAX** and TecDAX***.
  **  The MDAX is a total-rate-of-return index of 50 mid-cap issues that rank below the DAX. The DAX is the total-rate-of-return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange.
  ***  The TecDAX is a total-return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses and it is not possible to invest directly in the Midcap Market Performance Index.

Investments in funds involve risks, including the loss of principal.

This Fund is diversified, but primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

The Fund elected to be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz) (the "Act") for the fiscal year ended December 31, 2012 and intends to elect to be subject to the Act for the fiscal year ending December 31, 2013. This election allows investors based in Germany to invest in the Fund without adverse tax consequences.

FUND FACTS AND DIVIDEND AND CAP GAIN DISTRIBUTIONS AS OF JUNE 30, 2013 (unaudited)

FUND FACTS:

Net Assets	$314,654,843
Shares Outstanding	16,028,332
Net Asset Value (NAV) Per Share	$19.63

OTHER INFORMATION:

NYSE Ticker Symbol	GF
NASDAQ Symbol	XGFNX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annualized Expense Ratio (6/30/13)	1.10%

Fund statistics and expense ratio are subject to change.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:*

Record Date	Payable Date	Ordinary Income	ST Capital Gain	LT Capital Gain	Total Distribution
12/31/12	01/28/13**	$0.6334	$0.0000	$0.0000	$0.6334
12/30/11	01/27/12**	$0.5454	$0.0000	$0.0000	$0.5454
05/19/11	05/31/11	$0.0400	$0.0000	$0.0000	$0.0400
12/31/10	01/28/11**	$0.0650	$0.0000	$0.0000	$0.0650
04/30/10	05/10/10	$0.0535	$0.0000	$0.0000	$0.0535
12/31/09	01/28/10**	$0.1601	$0.0000	$0.0000	$0.1601
05/04/09	05/14/09	$0.0176	$0.0000	$0.0000	$0.0176
12/15/08	12/31/08	$0.1274	$0.0000	$0.0000	$0.1274
05/06/08	05/15/08	$0.0594	$0.0000	$0.0000	$0.0594
12/21/07	01/10/08**	$0.2550	$0.0000	$0.0000	$0.2550
05/03/07	05/15/07	$0.3400	$0.0000	$0.0000	$0.3400
12/21/06	12/28/06	$0.0550	$0.0000	$0.0000	$0.0550
05/05/06	05/15/06	$0.1500	$0.0000	$0.0000	$0.1500
12/22/05	12/30/05	$0.4100	$0.0000	$0.0000	$0.4100
05/19/05	05/27/05	$0.1400	$0.0000	$0.0000	$0.1400
12/22/04	12/31/04	$0.2300	$0.0000	$0.0000	$0.2300
05/06/04	05/14/04	$0.0500	$0.0000	$0.0000	$0.0500
12/22/03	12/31/03	$0.0220	$0.0000	$0.0000	$0.0220
07/24/03	07/30/03	$0.0030	$0.0000	$0.0000	$0.0030

Distributions are historical, will fluctuate and are not guaranteed. Distributions do not include return of capital or other non-income sources.

  *  This Fund posts estimated capital gain information to its web site: www.dws-investments.com.
**  Although this distribution was payable in January, it may have been taxable in the prior year.

SECTOR DIVERSIFICATION AS OF JUNE 30, 2013 (As a % of Equity Securities) (unaudited)

10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 2013 (As a % of Net Assets) (unaudited)

1.	EADS (Netherlands)	9.6%
2.	Kabel Deutschland Holding (Germany)	6.1%
3.	Brenntag (Germany)	4.3%
4.	Metro (Germany)	3.9%
5.	GEA Group (Germany)	3.8%
6.	United Internet (Germany)	3.3%
7.	MTU Aero Engines Holding (Germany)	3.1%
8.	Talanx (Germany)	3.1%
9.	RTL Group (Luxembourg)	2.7%
10.	Bilfinger Berger (Germany)	2.6%
Portfolio by Market Sector and 10 Largest Equity Holdings are subject to change and not indicative of future portfolio composition.

For more complete details about the Fund's Schedule of Investments, see page 7.

Following the Fund's fiscal first and third quarter-ends, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form is available on the SEC's web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings and the Fund's sector breakdown compared to that of its benchmark as of the month end is posted on www.dws-investments.com on or after the last day of the following month. More frequent postings of portfolio holdings information may be made from time to time on www.dws-investments.com.

INTERVIEW WITH PORTFOLIO MANAGEMENT TEAM — RAINER VERMEHREN AND PHILIPP SCHWENEKE

Question: How do you expect the recent Japanese yen depreciation to impact German exports?

Answer: Our view is that German exports are rather immune to yen depreciation for several reasons.

For one, Germany and Japan differ considerably in their regional export structures. The share of German exports to Japan in overall deliveries amounts to only 1.6%, and the share of imports from Japan is 2.4%. At the same time, the two countries differ considerably with regard to their most important exports markets. While Europe is by far Germany's most important sales market, in the case of Japan, it is Asia.

Additionally, the automotive and mechanical engineering industry, two segments generally named as facing head-to-head competition, actually display relatively little regional and product-specific competition. Japanese manufacturers, for instance, play a larger part in the U.S., with a market share of 37% (2012, for light vehicles), but this mainly applies to the volume market. By contrast, German producers (with a market share of just under 9% in the U.S.) are positioned more strongly in the premium segment, where customers are less price-sensitive. The significance of the JPY/EUR exchange rate is reduced further by the fact that both German and Japanese carmakers, as well as many of their suppliers, serve the U.S. market mostly from production sites in North America.

While the weakening of the yen will positively affect Japanese companies on a short-term horizon, we believe this policy is unlikely to be successful in the longer run. Over time, there is likely to be less of an incentive to press ahead with technological progress and make production more efficient. This will eventually work against the intended increase in productivity and growth — core targets of "Abenomics."1

Question: What structural improvements undertaken in Germany in the past support the country's exceptional position within the Eurozone today?

Answer: A number of examples can be mentioned; let me discuss just one. In the past decade, German companies have made particular use of the opening up of Eastern Europe to establish global production chains and thereby strengthen their competitive positions. The foreign value- added share of exports was still slightly below average in the mid-1990s, whereas in 2009 it was slightly above average. The beneficiaries have been higher-skilled workers in Germany, thanks to an increased demand for labor that is less susceptible to the business cycle. Additionally, the purchasing power of German consumers rises as a result of lower-end product prices. Despite the increasing criticism of "globalization," not least as a result of the global economic and financial crisis, it does in fact benefit Germany. Global value chains secure competitive advantages for German companies.

Question: With consumer spending in Germany on the upswing, are German households increasing their indebtedness?

Answer: Private household debt in Germany rose only marginally by EUR 15 billion in absolute terms to just under EUR 1.6 trillion last year, according to recently published Bundesbank data. In relation to GDP, however, household debt actually fell slightly, from 59.8% to 59.2%. This represented a continuation of the downward trend witnessed since 2003, albeit at a markedly slower pace, when the level was at 73.1%. Household debt is now back at levels last seen in the mid-1990s. This is a result of very weak growth (relative to GDP) of mortgage and consumer loans as well as the decline in other types of lending. Compared with households in other EMU member states, those in Germany are less deeply indebted. Household debt in EMU stood at 69.1% of GDP at the end of 2011 (latest available data), which is almost 10 percentage points higher than in Germany.

1  Abenomics refers to the economic policies advocated by Shinzô Abe, the current prime minister of Japan.

THE NEW GERMANY FUND, INC.

SCHEDULE OF INVESTMENTS – JUNE 30, 2013 (unaudited)

Shares	Description	Value(a)
INVESTMENTS IN GERMANY – 82.3%
	COMMON STOCKS – 77.3%
	AEROSPACE & DEFENSE – 3.1%
101,650	MTU Aero Engines Holding	$9,790,438
	AUTO COMPONENTS – 2.3%
63,950	ElringKlinger	2,131,253
100,000	Leoni	4,972,385
		7,103,638
	CHEMICALS – 1.9%
150,000	Symrise	6,065,517
	COMPUTERS & PERIPHERALS – 2.0%
116,642	Wincor Nixdorf	6,316,126
	CONSTRUCTION & ENGINEERING – 3.8%
90,000	Bilfinger Berger	8,276,477
56,567	Hochtief	3,693,200
		11,969,677
	ELECTRICAL EQUIPMENT – 1.3%
566,549	Nordex*†	3,954,470
	FOOD & STAPLES RETAILING – 3.9%
390,000	Metro	12,328,343
	FOOD PRODUCTS – 1.0%
9,000	KWS Saat	3,251,515
	HEALTH CARE PROVIDERS & SERVICES – 1.2%
175,000	Celesio	3,798,666
	HEALTH CARE TECHNOLOGY – 1.6%
215,000	CompuGroup Medical	5,104,282
	HOTELS, RESTAURANTS & LEISURE – 1.9%
500,000	TUI*	5,935,537
	INDUSTRIAL CONGLOMERATES – 1.1%
77,000	Rheinmetall	3,583,529
	INSURANCE – 3.7%
25,000	Hannover Rueckversicherung	1,797,624
310,000	Talanx	9,773,261
		11,570,885

Shares	Description	Value(a)
	INTERNET SOFTWARE & SERVICES – 3.3%
365,000	United Internet	$10,287,949
	IT SERVICES – 1.9%
66,500	Bechtle	3,041,707
110,000	Wirecard	2,989,670
		6,031,377
	LIFE SCIENCES TOOLS & SERVICES – 2.0%
62,613	Gerresheimer	3,621,605
45,000	Morphosys*	2,529,443
		6,151,048
	MACHINERY – 10.6%
50,000	Duerr	3,012,611
340,000	GEA Group	12,033,808
72,421	Gildemeister	1,612,966
112,565	Krones†	8,001,803
36,306	KUKA	1,532,985
283,913	M.A.X. Automation†	1,549,557
100,000	NORMA Group	3,618,643
6,000	Rational	2,008,581
		33,370,954
	MEDIA – 8.0%
88,000	Axel Springer	3,748,883
175,000	Kabel Deutschland Holding	19,193,497
300,000	Sky Deutschland*	2,086,179
		25,028,559
	METALS & MINING – 1.5%
63,000	Aurubis	3,374,580
40,000	Salzgitter	1,315,657
		4,690,237
	PHARMACEUTICALS – 1.6%
120,000	Stada Arzneimittel	5,158,126
	PROFESSIONAL SERVICES – 0.5%
15,000	Bertrandt	1,608,892
	REAL ESTATE MANAGEMENT & DEVELOPMENT – 4.2%
150,000	Deutsche Euroshop	5,961,208
670,000	TAG Immobilien	7,298,728
		13,259,936

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2013 (unaudited) (continued)

Shares	Description	Value(a)
INVESTMENTS IN GERMANY – 82.3% (continued)
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.3%
169,924	Dialog Semiconductor*	$2,124,301
191,810	Suss Microtec*	1,964,599
		4,088,900
	SPECIALTY RETAIL – 0.7%
22,000	Fielmann	2,296,227
	TEXTILES, APPAREL & LUXURY GOODS – 3.3%
84,526	Gerry Weber International†	3,570,674
62,500	Hugo Boss	6,872,693
		10,443,367
	THRIFTS & MORTGAGE FINANCE – 2.1%
277,900	Aareal Bank*	6,465,738
	TRADING COMPANIES & DISTRIBUTORS – 5.0%
90,000	Brenntag	13,651,799
180,000	Kloeckner*	1,919,909
		15,571,708
	TRANSPORTATION INFRASTRUCTURE – 0.8%
43,000	Fraport	2,597,832
	WIRELESS TELECOMMUNICATION SERVICES – 1.7%
250,000	Freenet*	5,452,661
	Total Common Stocks (cost $186,046,400)	243,276,134
	PREFERRED STOCKS – 5.0%
	HEALTH CARE EQUIPMENT & SUPPLIES – 2.0%
35,357	Draegerwerk (cost $4,191,604)†	4,839,275
15,000	Sartorius (cost $161,840)	1,611,232
		6,450,507
	MACHINERY – 0.5%
35,000	Jungheinrich (cost $1,004,744)	1,559,728
Shares	Description	Value(a)
	MEDIA – 2.5%
180,000	ProSiebenSat.1 Media (cost $3,744,901)*	$7,725,491
	Total Preferred Stocks (cost $9,103,089)	15,735,726
	Total Investments in Germany (cost $195,149,489)	259,011,860
INVESTMENTS IN NETHERLANDS – 11.5%
	AEROSPACE & DEFENSE – 9.6%
570,000	EADS	30,424,484
	LIFE SCIENCES TOOLS & SERVICES – 1.9%
300,000	QIAGEN*	5,886,144
	Total Investments in Netherlands (cost $18,284,613)	36,310,628
INVESTMENTS IN LUXEMBOURG – 2.7%
	MEDIA – 2.7%
105,000	RTL Group	8,618,649
	Total Investments in Luxembourg (cost $7,664,837)	8,618,649
	Total Investments in Common and Preferred Stocks – 96.5% (cost $221,098,939)	303,941,137
SECURITIES LENDING COLLATERAL — 2.6%
8,096,520	Daily Assets Fund Institutional, 0.10% (cost $8,096,520)(b)(c)	8,096,520
CASH EQUIVALENTS — 2.3%
7,069,424	Central Cash Management Fund, 0.07% (cost $7,069,424)(c)	7,069,424
	Total Investments – 101.4% (cost $236,264,883)**	319,107,081
	Other Assets and Liabilities, Net – (1.4%)	(4,452,238)
	NET ASSETS – 100.0%	$314,654,843

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2013 (unaudited) (continued)

*  Non-income producing security.
**  The cost for federal income tax purposes was $239,899,672. At June 30, 2013, net unrealized appreciation for all securities based on tax cost was $79,207,409. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $86,981,793 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,774,384.
†  All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2013 amounted to $7,638,169, which is 2.4% of net assets.
(a)  Value stated in U.S. dollars.
(b)  Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(c)  Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2013 (unaudited) (continued)

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note 1 in the accompanying Notes to Financial Statements.

Category	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments(1)
Germany	$259,011,860	$—	$—	$259,011,860
Netherlands	36,310,628	—	—	36,310,628
Luxembourg	8,618,649	—	—	8,618,649
Short-Term Instruments(1)	15,165,944	—	—	15,165,944
Total	$319,107,081	$—	$—	$319,107,081

There have been no transfers between fair value measurement levels during the period ended June 30, 2013.

(1) See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2013 (unaudited)

ASSETS
Investments in non-affiliated securities, at value (cost $221,098,939) — including $7,638,169 of securities loaned	$303,941,137
Investment in Central Cash Management Fund (cost $7,069,424)	7,069,424
Investment in Daily Assets Fund Institutional (cost $8,096,520)*	8,096,520
Total Investments, at value (cost $236,264,883)	319,107,081
Foreign currency, at value (cost $6,993)	6,993
Receivable for investments sold	3,836,859
Foreign taxes recoverable	99,646
Interest receivable	75,455
Other assets	40,691
Total assets	323,166,725
LIABILITIES
Payable upon return of securities loaned	8,096,520
Investment advisory fee payable	161,431
Administration fee payable	50,373
Payable for Directors' fees and expenses	45,608
Accrued expenses and other liabilities	157,950
Total liabilities	8,511,882
NET ASSETS	$314,654,843
Net assets consist of:
Paid-in capital, $0.001 par (Authorized 80,000,000 shares)	$196,206,940
Undistributed net investment income	554,108
Accumulated net realized gain	35,042,330
Net unrealized appreciation (depreciation) on:
Investments	82,842,198
Foreign currency	9,267
Net assets	$314,654,843
Net assets value per share ($314,654,843 ÷ 16,028,332 shares of common stock issued and outstanding)	$19.63

*Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

STATEMENT OF OPERATIONS (unaudited)

For the six months ended June 30, 2013
NET INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes of $743,100)	$5,435,173
Income distributions — Central Cash Management Fund	3,553
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	431,066
Total investment income	5,869,792
Expenses:
Investment advisory fee	1,009,821
Administration fee	303,913
Custodian fee	67,013
Services to shareholders	10,738
Reports to shareholders	55,074
Directors' fees and expenses	81,707
Legal fees	90,975
Audit and tax fees	42,459
NYSE listing fee	11,655
Insurance	11,223
Miscellaneous	14,097
Net expenses	1,698,675
Net investment income	4,171,117
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	36,533,075
Foreign currency	118,190
Net realized gain (loss)	36,651,265
Change in net unrealized appreciation (depreciation) on:
Investments	(5,695,624)
Foreign currency	(84,219)
Change in net unrealized appreciation (depreciation)	(5,779,843)
Net gain (loss)	30,871,425
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$35,042,539

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the six months ended June 30, 2013 (unaudited)	For the year ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$4,171,117	$3,893,188
Net realized gain (loss)	36,651,265	4,923,832
Change in net unrealized appreciation (depreciation)	(5,779,843)	61,440,644
Net increase in net assets resulting from operations	35,042,539	70,257,664
Distributions to shareholders from:
Net investment income	—	(10,197,147)
Capital share transactions:
Net proceeds from reinvestment of dividends (301,838 and 218,646 shares, respectively)	5,143,325	3,028,250
Cost of shares tendered (0 and 863,598 shares, respectively)	—	(13,688,028)
Cost of shares repurchased (364,840 and 681,014 shares, respectively)	(6,254,660)	(10,100,609)
Net decrease in net assets from capital share transactions	(1,111,335)	(20,760,387)
Total increase in net assets	33,931,204	39,300,130
NET ASSETS
Beginning of period	280,723,639	241,423,509
End of period (including undistributed net investment income of $554,108 and distributions in excess of net investment income of $3,617,006, as of June 30, 2013 and December 31, 2012, respectively)	$314,654,843	$280,723,639

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the periods indicated:

	For the six months ended June 30,		For the years ended December 31,
	2013 (unaudited)		2012	2011	2010		2009	2008
Per share operating performance:
Net asset value:
Beginning of period	$17.45		$13.86	$17.72	$14.48		$10.13	$19.38
Net investment income(a)	.26		.23	.24	.08		.17	.22	(c)
Net realized and unrealized gains (loss) on investments and foreign currency	1.91		3.92	(3.57)	3.21		4.27	(9.49)
Increase (decrease) from investment operations	2.17		4.15	(3.33)	3.29		4.44	(9.27)
Distributions from net investment income	—		(.63)	(.59)	(.12)		(.18)	(.19)
Accretion resulting from tender offer	—		.02	—	—		—	.18
Dilution in net asset value from dividend reinvestment	(.04)		(.02)	—	(.01)		—	—
Increase resulting from share repurchases	.05		.07	.06	.08		.09	.03
Net asset value:
End of period	$19.63		$17.45	$13.86	$17.72		$14.48	$10.13
Market Value:
End of period	$17.60		$15.58	$12.24	$15.72		$11.99	$8.01
Total investment return for the period:†
Based upon market value	12.97	%**	32.02%	(18.89)%	32.21%		52.07%	(53.32)%
Based upon net asset value	12.49	%**	30.58%	(18.52)%	23.40	%(b)	45.22%	(46.75	)%(d)(e)
Ratio to average net assets:
Total expenses	1.10	%*	1.17%	1.09%	1.15%		1.19%	1.25%
Net investment income (loss)	1.34	%***	1.42%	1.40%	.53%		1.49%	1.40	%(c)
Portfolio turnover	35	%**	24%	18%	45%		42%	40%
Net assets at end of period (000's omitted)	$314,655		$280,724	$241,424	$319,865		$271,345	$198,264

  (a)  Based on average shares outstanding during the period.
  (b)  Includes the effect of a gain realized on the sale of investments not meeting investment compliance policies of the Fund. Excluding this gain, total return would have been 0.52% lower.
  (c)  Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.04 per share and 0.23% of average daily net assets, respectively.
  (d)  Includes the effect of a gain realized on the sale of investments not meeting investment compliance policies of the Fund. Excluding this gain, total return would have been 0.06% lower.
  (e)  Return includes the effect of $0.18 per share accretion associated with the Fund's tender offer in-kind. Excluding this accretion, total return would have been 0.95% lower.
  †  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in the market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
  *  Annualized.
  **  Not Annualized.
  ***  Not Annualized. The ratio for the six months ended June 30, 2013 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

THE NEW GERMANY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2013 (unaudited)

NOTE 1. ACCOUNTING POLICIES

The New Germany Fund, Inc. (the "Fund") was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990. The Fund became a diversified fund on October 26, 2007.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: The Fund calculates its net asset value ("NAV") per share for publication at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their NAV each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund's Schedule of Investments.

Securities Transactions and Investment Income: Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

Securities Lending: Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security

THE NEW GERMANY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2013 (unaudited) (continued)

Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.11% annualized effective rate as of June 30, 2013) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2013, the Fund had securities on loan with a gross value of $7,638,169. The value of the related collateral, $8,096,520, exceeded the value of the securities loaned at period end.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the 11:00 a.m.

midpoint of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

At June 30, 2013, the EUR to USD exchange rate was 1.30.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net

THE NEW GERMANY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2013 (unaudited) (continued)

capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $717,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017, whichever comes first. In addition, from November 1, 2012 to December 31, 2012, the Fund elects to defer qualified late year losses of approximately $803,000 of net realized long-term capital losses and approximately $72,000 of short-term capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2013.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

The Fund is party to an Investment Advisory Agreement with Deutsche Asset Management International GmbH ("DeAMI"). The Fund also has an Administration Agreement with Deutsche Investment Management Americas Inc. ("DIMA"). DeAMI and DIMA are affiliated companies.

Under the Investment Advisory Agreement with DeAMI, DeAMI directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. DeAMI determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides DeAMI with a fee, computed weekly and payable monthly, at the annual rate of 0.80% of the Fund's average weekly net assets up to and including $100 million, 0.60% of such assets in excess of $100 million and up to and including $500 million, and 0.55% of such assets in excess of $500 million.

Accordingly, for the six months ended June 30, 2013, the combined fee pursuant to the Investment Advisory Agreement 0.66% of the Fund's average daily net assets.

Under the Administration Agreement with DIMA, DIMA provides all of the non-investment advisory services to the Fund. The Administration Agreement provides DIMA with a fee, computed weekly and payable monthly, of 0.20% of the Fund's average weekly net assets.

NOTE 3.TRANSACTIONS WITH AFFILIATES

DWS Investments Service Company ("DISC"), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-paying agent paying functions to DST. DISC compensates DST out of the shareholder servicing

THE NEW GERMANY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2013 (unaudited) (continued)

fee it receives from the Fund. For the six months ended June 30, 2013, the amount charged to the Fund by DISC aggregated $10,738, of which $2,193 is unpaid.

Deutsche Bank AG, the German parent of DIMA and DeAMI, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the six months ended June 30, 2013, Deutsche Bank did not receive brokerage commissions.

Certain Officers of the Fund are also officers of DIMA or DeAMI.

The Fund pays each Director not an "interested person" of DIMA or DeAMI retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay DIMA an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2013, were $104,361,740 and $116,606,749, respectively.

NOTE 5. CAPITAL

During the six months ended June 30, 2013 and the year ended December 31, 2012, the Fund purchased 364,840 and 681,014 of its shares of common stock on the open market at a total cost of $6,254,660 and $10,100,609, ($17.14 and $14.83 average per share), respectively. The weighted average discount of these purchased shares comparing the purchased price to the NAV at the time of purchase was 11.12% and 10.24%, respectively.

During the six months ended June 30, 2013, the Fund accepted 863,598 tendered shares of common stock at a total cost of $13,688,028 at a repurchase price of $15.85 per share, which was equal to 98% of the NAV per share on August 23, 2012.

During the six months ended June 30, 2013 and the year ended December 31, 2012, the Fund issued for dividend reinvestment 301,838 and 218,646 shares, respectively. The average discount of these issued shares comparing the issue price to the NAV at the time of issuance was 11.16% and 8.58%, respectively.

NOTE 6. SHARE REPURCHASES AND TENDER OFFERS

On July 20, 2010, the Fund announced that the Board of Directors approved a series of up to four consecutive semi-annual tender offers each for up to 5% of the Fund's outstanding shares at a price equal to 98% of NAV. Under the Fund's Discount Management Program the Fund is required to conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during the applicable twelve-week measurement period.

The first measurement period commenced September 1, 2010 and expired on November 24, 2010 and the second measurement period commenced on March 7, 2011 and expired on May 27, 2011. The third measurement period commenced on August 29, 2011 and expired on November 18, 2011. During each of these measurement periods the Fund's shares traded at an average discount to NAV of less than 10%. Therefore, the Fund was not required to conduct a tender offer.

The fourth measurement period commenced on March 5, 2012 and expired on May 25, 2012. During the measurement period, the Fund's shares traded at an average discount to NAV of 10.51%. Therefore, the Fund was required to conduct a tender offer, which commenced on July 25, 2012 and expired on August 22, 2012. The Fund accepted 863,598 tendered shares at a price equal to 98% of the NAV per share as of the close of the regular trading session of the New York Stock Exchange on August 23, 2012. Approximately 10,697,485 shares of common stock, or approximately 62% of the Fund's common shares outstanding, were tendered through the expiration date. Because the

THE NEW GERMANY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2013 (unaudited) (continued)

offer was oversubscribed, not all of the tendered shares were accepted for payment by the Fund. Under the final pro-ration calculation, approximately 8% of the tendered shares were accepted for payment. The shares accepted for payment received cash at a repurchase price of $15.85 per share, which was equal to 98% of the NAV per share on August 23, 2012.

On January 31, 2012, the Fund announced that the Board of Directors approved a new Discount Management Program (the "New Program") on the same terms as the Fund's then current program. Pursuant to the New Program, the Fund's Board of Directors approved a series of up to four consecutive semi-annual tender offers each for up to 5% of the Fund's outstanding shares of common stock at a price equal to 98% of NAV. The Fund will conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during the applicable twelve-week measurement period. During the first measurement period that commenced on September 10, 2012 and expired on November 30, 2012, the Fund's shares traded at an average discount to NAV of 9.90%. Therefore the Fund was not required to conduct a tender offer. During the second measurement period that commenced on March 25, 2013 and expired on June 14, 2013, the Fund's shares traded at an average discount to NAV of 10.77%. Therefore, the Fund will conduct a tender offer for up to 5% of its outstanding shares at a price equal to 98% of NAV. The tender offer commenced on July 31, 2013 and will expire on August 28, 2013, unless extended. On July 26, 2013, the Fund announced that the next measurement period will commence on September 16, 2013 and will expire on December 6, 2013.

On July 18, 2011, the Fund announced that the Board of Directors approved an extension to the then current repurchase authorization permitting the Fund to repurchase up to 900,000 shares, during the period August 1, 2011 through July 31, 2012. The Fund repurchased 610,695 shares from August 1, 2011 through July 31, 2012 under this authorization. On July 18, 2012, the Fund announced that the Board of Directors has approved the extension of the then current repurchase authorization permitting the Fund to repurchase up to 900,000 shares during the period August 1, 2012 through July 31, 2013. The Fund repurchased 681,860 shares between August 1, 2012 and June 30, 2013. Also, on July 26, 2013, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase 900,000 shares during the period from August 1, 2013 through July 31, 2014.

Repurchases will be made from time to time when they are believed to be in the best interest of the Fund. There can be no assurance that the Fund's repurchases or Discount Management Program will reduce the spread between the market price of the Fund's shares and it's NAV per share.

Monthly updates concerning the Fund's repurchase program are available on its web site at www.dws-investments.com.

NOTE 7. CONCENTRATION OF OWNERSHIP

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At June 30, 2013, there were 5 shareholders that held approximately 23%, 13%, 5%, 5% and 5%, respectively, of the outstanding shares of the Fund.

THE NEW GERMANY FUND, INC.

STATEMENT OF INVESTMENT OBJECTIVE, POLICIES AND INVESTMENT RESTRICTIONS

(unaudited)

Investment Objective. The Fund's investment objective is to seek capital appreciation through investment primarily in equity or equity-linked securities of German companies. For this purpose, a company is a "German company" if (i) it is organized under the laws of Germany or maintains its principal place of business in Germany, (ii) its equity securities are traded principally in Germany and its principal place of business is in the European Union or in a state that is a member of the European Free Trade Association or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, or investments made, or services performed, in Germany or had at least 50% of its assets in Germany. This objective is a fundamental policy that may not be changed without the approval of a majority of the Fund's outstanding voting securities. Under normal market conditions at least 80% of the Fund's net assets are invested in equity or equity-linked securities of German companies. (If the Fund borrows money from banks (referred to as "leverage"), which the Fund is permitted to do only for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of the value of the Fund's total assets (not including amounts borrowed), the 80% minimum will apply to the total of the Fund's net assets, plus the amount of those borrowings.) In addition, at least 65% of its total assets are invested in equity or equity-linked securities of smaller- and medium-sized German companies, including securities introduced for trading in the over-the-counter market in Germany, and publicly-traded securities of non-German companies; provided, however, that not more than 20% of the Fund's net assets, plus any borrowings, will be invested in non-German companies. The Fund may invest up to 35% of its total assets in equity or equity-linked securities of major German companies (i.e., the 20 largest companies by market capitalization, as determined from time to time pursuant to procedures adopted by the Board of Directors). Companies that do not qualify as "major German companies" constitute "smaller- and medium-sized companies." The Fund may trade in securities for short-term gain. Current interest and dividend income may also be considered in selecting securities but is not an objective of the Fund. When selecting an investment from among several investment opportunities that the Fund's investment adviser believes to have substantially similar potential for capital appreciation, the investment adviser selects the investment that it believes will provide the highest level of current dividend or interest income and that is compatible with the Fund's investment objective. No assurance can be given that the Fund will be able to achieve its objective.

Portfolio Structure. Subject to the investment restrictions set forth below, the Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its net assets, plus any borrowings, in equity or equity-linked securities of German companies. Additionally, the Fund may invest up to 20% of its net assets, plus any borrowings, in non-German companies. Investments are primarily in smaller- and medium-sized companies. Equity and equity-linked securities include common stock, convertible and non-convertible preferred stock, whether voting or non-voting, convertible bonds, bonds with warrants and unattached warrants. Equity-linked securities also include options, futures, and options on futures on equities or indices of equity securities

The Fund invests in a broad spectrum of German industries. As a matter of fundamental policy, the Fund may not invest 25% or more of the value of its total assets in the securities of issuers having at the time of investment their principal business activities in the same industry. In addition, the Fund may not invest more than 35% of its total assets in major German companies. In selecting industries and companies for investment by the Fund, the investment adviser generally considers factors such as overall growth prospects, competitive position in their product markets, management, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources and government regulation. As a matter of fundamental policy, the Fund may not purchase more than 10% of the voting securities of any single issuer or invest more than 15% of its total assets in the securities of any one issuer. The Fund may not invest more than 15% of its total assets in equity or equity-linked securities that are not readily marketable, including joint ventures, or more than 5% of its net assets in joint ventures at the time of investment.

THE NEW GERMANY FUND, INC.

STATEMENT OF INVESTMENT OBJECTIVE, POLICIES AND INVESTMENT RESTRICTIONS

(unaudited) (continued)

The first category of investments described above (major German companies) includes securities of the 20 largest companies by market capitalization.

The second category (smaller- and medium-sized companies) includes a selection of smaller- and medium-sized German companies that are traded on the official market, the regulated unlisted market or the over-the-counter market on or off one or more German stock exchanges. These securities generally have smaller trading volumes and greater price volatility than the major listed companies.

The third category consists of securities of non-German companies. The Fund may not invest more than 20% of the value of its net assets, plus any borrowings, in securities of non-German companies or invest more than 15% of its total assets in securities of companies based in any single country other than Germany.

For temporary defensive purposes, the Fund may also invest in Euro-denominated fixed income securities. Such investments may include Euro-denominated bonds issued by the Federal Republic of Germany, as well as in Euro-denominated debt instruments issued by private and public entities, including multi-national lending institutions and supra-national institutions. In the view of the Fund's investment adviser, such investments contribute to the Fund's objective of capital appreciation because during periods of pronounced strength of the Euro, the dollar value of Euro-denominated debt instruments increases. For temporary defensive purposes, the Fund may invest in U.S. dollar and Euro-denominated money market instruments, including bank time deposits and certificates of deposit.

The Fund may invest any cash collateral received on the Fund's lending of securities in repurchase agreements. Such repurchase agreements are collateralized by securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Other Investment Practices. In addition to the investment practices discussed above, the Fund may also invest in additional types of securities, such as derivatives, securities lending, warrants and participation certificates.

Derivatives. For hedging purposes, the Fund may purchase put and call options on German securities and securities indices and, if and when permitted by applicable U.S. law, invest in the index and bond futures listed on the European Exchange ("Eurex"). Options are contracts that give the buyer the right, but not the obligation, to buy or sell a fixed amount of securities at a fixed price for a fixed period of time. A financial futures contract is a standardized contract that contains a binding obligation to purchase or deliver the specific type of financial instrument, or the cash equivalent thereof in certain circumstances, called for in contract at a specific price at a future date. The Fund invests in options or futures only in an attempt to hedge against changes or anticipated changes in the value of particular securities in its portfolio or all or a portion of its portfolio. The Fund will not invest in options or futures if, immediately thereafter, in the opinion of the investment adviser, more than the amount of its total portfolio would be hedged. Option contracts on the Eurex for various listed German stocks are currently available, as well as option contracts on the DAX Index and on a DAX Index future contract. Trading in financial futures contracts on the DAX Index has been available since November 1990. The Fund may invest in other securities and index options and futures compatible with its investment objective that may from time to time become available on the Eurex or on any other organized exchange, if permitted by applicable U.S. law.

The Fund's successful use of options and futures depends on the ability of its investment adviser to predict the direction of the market and is subject to various additional risks. The investment techniques and skills required to use options and futures successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the option or future and the price of the securities being hedged is imperfect and the risk from

THE NEW GERMANY FUND, INC.

STATEMENT OF INVESTMENT OBJECTIVE, POLICIES AND INVESTMENT RESTRICTIONS

(unaudited) (continued)

imperfect correlation increases, with respect to stock index futures and options, as the composition of the Fund's portfolio diverges from the composition of the index underlying such index futures and options. If the Fund has hedged portfolio securities by purchasing put options or selling futures, the Fund could suffer a loss that is only partially offset or not offset at all by an increase in the value of the Fund's portfolio securities. If the Fund has hedged an intended purchase of securities, the Fund could suffer a loss that is only partially offset or not offset at all by a reduction in the price at which the securities are purchased. If the Fund hedges a proposed purchase of securities and determines not to purchase such securities, any loss on the option or futures contract will not be offset. In addition, the ability of the Fund to close out a futures or options position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option or futures contract at any particular time.

The Fund will invest in futures contracts only to the extent that neither the Fund nor its investment adviser would be required to register with the U.S. Commodity Futures Trading Commission (the "CFTC"). In accordance with the foregoing, the Fund may not purchase or sell futures contracts if, immediately thereafter, the sum of:

(1)  the amount of initial margin deposits on the Fund's open futures position and premiums on open option positions thereon entered into for purposes other than for bona fide hedging would exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into; provided however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limitation; or

(2)  the net notional value of the futures contracts and options thereon not used solely for bona fide hedging purposes, determined at the time the most recent position was established, would exceed 100% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such positions the Fund has entered into.

In addition, the Fund will not invest in any German futures contracts unless such futures contracts have been approved, if required, by the CFTC for investment by United States-registered investment companies, such as the Fund.

The Fund may also write (i.e., sell) covered call options on its portfolio securities and appropriate securities indices for purposes of generating income. The Fund may write (i.e., sell) covered call options on German securities and appropriate securities indices up to the amount of its entire portfolio. A call option gives the owner the right to purchase the underlying securities from the Fund at a special price (the "exercise price") for a stated period of time (usually three, six or nine months). Prior to the expiration of the option, the writer (i.e., seller) of the option has an obligation to sell the underlying security to the holder of the option at the exercise price regardless of the market price of the security at the time the option is exercised. The initial purchaser of an option pays a writer a premium, which is paid at the time of purchase and is retained by the writer whether or not the option is exercised. A "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own, (i) the underlying securities subject to the option, (ii) securities convertible or exchangeable without payment of any consideration into the securities subject to the option or (iii) warrants on the securities subject to the option exercisable at a price not greater than the option exercise price and, at the time the option is exercisable, the securities subject to the option. In the case of covered call options on securities indices, references to securities in clauses (i), (ii) or (iii) will include such securities as the investment adviser believes approximate the index (but not necessarily all those comprising the index), as well as, in the case of clauses (ii) and (iii), securities convertible, exchangeable or exercisable into the value of the index. The writing of a call option may involve the pledge of the underlying security that the call

THE NEW GERMANY FUND, INC.

STATEMENT OF INVESTMENT OBJECTIVE, POLICIES AND INVESTMENT RESTRICTIONS

(unaudited) (continued)

option covers, or other portfolio securities. In order to make use of its authority to write covered call options, the Fund may pledge its assets in connection therewith.

In the event the option is exercised, the writer may either deliver the underlying securities at the exercise price or if it does not wish to deliver its own securities, purchase new securities at a cost to the writer, which may be more than the exercise price plus premium received, and deliver the new securities for the exercise option. In the event the option is exercised, the Fund's potential for gain is limited to the difference between the exercise price plus the premium less the cost of the security. Alternatively, the option's position could be extinguished or closed out by purchasing a like option. It is possible, although considered unlikely, that the Fund might be unable to execute such a closing purchase transaction. If the price of a security declines below the amount to be received from the exercise price less the amount of the call premium received and if the option could not be closed out, the Fund would hold a security that might otherwise have been sold to protect against depreciation. In addition, the Fund's portfolio turnover may increase to the extent that the market price of underlying securities covered by call options written by the Fund increases and the Fund has not entered into closing purchase transactions. Brokerage commissions associated with writing options transactions are normally higher than those associated with other securities transactions.

Lending of Portfolio Securities. The Fund may also lend its portfolio securities to banks, securities dealers and other institutions meeting the creditworthiness standards established by the Fund's Board of Directors. The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the 1940 Act, which currently requires that (i) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic United States bank or securities issued or guaranteed by the United States Government having a value at all times of not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the loaned securities rises (i.e., the value of the loan is "marked to market" on a daily basis), (iii) the loan be made subject to termination by the Fund at any time and (iv) the Fund receive reasonable interest on the loan (which may include a portion of the interest from the Fund's investing any cash collateral in interest bearing short-term investments). Any such collateral may be invested by the Fund in repurchase agreements collateralized by securities issued or guaranteed by the United States Government, its agencies or instrumentalities. Any distributions on the loaned securities and any increase in their market value accrue to the Fund. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements. All relevant facts and circumstances, including the creditworthiness of the borrowing institution, are monitored by the Fund's investment adviser, and are considered in making decisions with respect to lending of securities, subject to review by the Fund's Board of Directors. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund's Board of Directors. In addition, any voting rights may pass with the loaned securities, but if a material event were to occur affecting an investment on loan, the loan may be called and the securities voted. Any gain or loss in the market price of the loaned securities that may occur during the term of the loan will be for the account of the Fund.

Warrants. The Fund may also invest in Euro-denominated warrants issued by German companies. The warrants in which the Fund invests are a type of security, usually issued together with another security of an issuer, that entitles the holder to buy a fixed amount of common or preferred stock of such issuer at a specified piece for a fixed period of time (which may be in perpetuity). Warrants are commonly issued attached to other securities of the issuer as a method of making such securities more attractive and are usually detachable and thus may be bought or sold separately from the issued security.

THE NEW GERMANY FUND, INC.

STATEMENT OF INVESTMENT OBJECTIVE, POLICIES AND INVESTMENT RESTRICTIONS

(unaudited) (continued)

Warrants can be a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock, or any combination thereof. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Warrants are freely transferable and are traded on the major German stock exchanges. (Currently most of the outstanding Euro-denominated warrants issued by German companies have present exercise periods of up to 10 years.)

Participation Certificates. Certain German companies have issued Participation Certificates ("Genuss-Scheine") that entitle the holder to participate only in dividend distributions, generally at rates above those declared on the issuers' common stock, but not to vote, nor usually to any claim for assets in liquidation. Participation Certificates trade like common stock on the German stock exchanges. Such securities may have higher yields; however, they may be less liquid than common stock. The investment adviser believes that certain Participation Certificates have potential for long-term appreciation, depending on their price relative to that of the issuer's equity securities, if publicly traded, and other criteria. The Fund may invest in Participation Certificates because of potential long-term capital appreciation.

Currency Transactions. The Fund has not engaged in, and does not expect to engage in, currency hedging. However, at such future time as the investment adviser believes that the Euro might suffer a substantial decline against the U.S. dollar, it may, in order to hedge the value of the Fund's portfolio, enter into forward currency contracts to sell fixed amounts of Euros for fixed amounts of U.S. dollars in the interbank market. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

The Fund's dealings in forward exchange transactions are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of a forward currency contract with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund may not hedge a position with respect to Euros or another currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or generally quoted in or currently convertible into Euros or such other currency. If the Fund enters into a position hedging transaction, the Fund's custodian or sub-custodian places cash or U.S. government or other high grade debt securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the forward currency contract, which value is adjusted on a daily basis. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

Investment Restrictions. The Fund has adopted certain investment restrictions, which are fundamental policies and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (as such term is defined in the 1940 Act). As used in this Prospectus and pursuant to the 1940 Act, a majority of the Fund's outstanding voting securities means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. For purposes of the

THE NEW GERMANY FUND, INC.

STATEMENT OF INVESTMENT OBJECTIVE, POLICIES AND INVESTMENT RESTRICTIONS

(unaudited) (continued)

restrictions listed below, all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security or other asset from the Fund's portfolio.

The Fund may not:

(1)  Purchase more than 10% of the voting securities of any single issuer.

(2)  Invest more than 15% of the value of its total assets in the securities of any one issuer or invest 25% or more of the total value of its assets in a particular industry.

(3)  Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed) and will not purchase securities while any such borrowings are outstanding, and except that the Fund may pledge its assets in connection with writing covered call options.

(4)  Make real estate mortgage loans or other loans, except through the purchase of debt obligations consistent with the Fund's investment policies.

(5)  Buy or sell commodities, commodity contracts, futures contracts, real estate or interests in real estate (other than as described under "Investment Objective and Policies — Other Investment Practices; — Currency Transactions").

(6)  Make short sales of securities or maintain a short position in any security.

(7)  Buy, sell or write put or call options (other than as described above under "Investment Objective and Policies — Other Investment Practices").

(8)  Purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions.

(9)  Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its portfolio.

(10)  Purchase securities, the sale of which by the Fund could not be effected without prior registration under the Securities Act of 1933, as amended, except that this restriction shall not preclude the Fund from acquiring German securities.

The Fund is classified as a "diversified" investment company under the 1940 Act, which means that with respect to at least 75% of the Fund's total assets, the Fund is limited by the 1940 Act to investing no more than 5% of its assets in the securities of a single issuer and may not invest in more than 10% of the outstanding voting securities of such issuer. The foregoing policy is a fundamental policy under the 1940 Act. The Fund is also subject to certain diversification requirements under the Code with respect to its qualification as a regulated investment company under the Code.

For purposes of the Fund's fundamental policy not to invest 25% or more of the total value of its assets in a particular industry, the Fund generally classifies the issuers of the Fund's portfolio securities at the industry sub-group level.

THE NEW GERMANY FUND, INC.

REPORT OF STOCKHOLDERS MEETING (unaudited)

The Annual Meeting of Stockholders (the "Meeting") of The New Germany Fund, Inc. was held on June 26, 2013. At the close of business on May 8, 2013, the record date for the determination of stockholders entitled to vote at the Meeting, there were issued and outstanding 16,094,870 shares of the Fund's common stock, each share being entitled to one vote, constituting all of the Fund's outstanding voting securities. At the Meeting, the holders of 14,134,020 shares of the Fund's common stock were represented in person or by proxy, constituting a quorum. At the Meeting, the following matters were voted upon by the stockholders. The resulting votes are presented below:

1. To elect three (3) Class I Directors, each to serve for a term of three years and until his successor is elected and qualifies.

	Number of Votes
	For	Withheld
Mr. Detlef Bierbaum	12,488,796	1,645,223
Mr. Christian H. Strenger	12,482,212	1,651,807
Mr. Robert H. Wadsworth	12,456,233	1,677,787

2. To elect one (1) Class II Director to serve for a term of two years and until his successor is elected and qualifies.

	Number of Votes
	For	Withheld
Dr. Wilhelm Bender	12,481,036	1,652,983

3. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for the fiscal year ending December 31, 2013.

Number of Votes
For	Against	Abstain
13,643,668	286,091	237,538

PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our web site — www.dws-investments.com or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at 1-800-349-4281.

EXECUTIVE OFFICES
345 Park Avenue, New York, NY 10154

ADMINISTRATOR
Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER
Deutsche Asset Management International GmbH

CUSTODIAN
Brown Brothers Harriman & Co.

TRANSFER AGENT
DWS Investments Service Company

LEGAL COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER
Chairman and Director

DR. WILHELM BENDER
Director

DETLEF BIERBAUM
Director

RICHARD R. BURT
Director

RICHARD KARL GOELTZ
Director

DR. FRANZ WILHELM HOPP
Director

DR. FRIEDBERT MALT
Director

ROBERT H. WADSWORTH
Director

JOACHIM WAGNER
Director

W. DOUGLAS BECK, CFA
President and Chief Executive Officer

PAUL H. SCHUBERT
Chief Financial Officer and Treasurer

RAINER VERMEHREN
Vice President

MELINDA MORROW
Vice President

CAROLINE PEARSON
Chief Legal Officer

ALEXIS KUCHINSKY
Chief Compliance Officer

JOHN CARUSO
Anti-Money Laundering Compliance Officer

JOHN MILLETTE
Secretary

R-028304-2
VOLUNTARY CASH PURCHASE PROGRAM

AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Investments Service Company

210 W 10th Street 6th Floor

Attn: Closed-End Fund Area

Kansas City, MO 64105

Tel.: 1-800-349-4281

This report is available to the shareholders of The New Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders and the interview with the portfolio management team in this report are derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the Midcap Market Performance Indices should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC-insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.).

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure

The Fund is managed by a Team of investment professionals who collaborate to develop and implement the Fund’s investment strategy.  Each Portfolio Manager on the Team has authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individuals handle the day-to-day management of the Fund.

Rainer Vermehren, Director
•	Joined Deutsche Asset & Wealth Management in 1997 and the Fund in 2010.

•	Portfolio manager for International Equities and Germany Funds; COO DIMA Branch: Frankfurt.

•	Previously served as assistant to fund manager in Latin American equities at Morgan Stanley, New York from 1994 to 1996.

•	BA, Towson University; MBA, Fordham University.

Philipp Schweneke, Vice President, CFA
•	Joined Deutsche Asset & Wealth Management in 2009 and the Fund in 2013.

•	Senior Portfolio Manager for European Small & Mid Cap Equities: Frankfurt.

•
Previously served as a portfolio manager for German and European Small & Mid Cap Equities at Sal. Oppenheim from 2006 to 2008, as an Equity Analyst at Dresdner Kleinwort from 1999 to 2006 and as an IT Consultant for SAP Software in 1999.

•	BBA, accadis Hochschule Bad Homburg; Master of Arts in Business Administration, University of Northumbria.

Compensation of Portfolio Managers

Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable compensation, which is linked to investment performance, individual contribution, and the overall financial results of both Deutsche Asset & Wealth Management and Deutsche Bank AG. Variable compensation can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards.  Additionally, to better align the interests of investors and portfolio managers, a portion of the long term variable compensation that portfolio managers receive will be designated for investments in shares of the funds they manage.  Variable compensation comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase.  The proportion of variable compensation delivered via a long-term incentive award, which is subject to clawback, increases significantly as the amount of variable compensation increases.  All variable compensation delivered via a long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset & Wealth Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset & Wealth Management considers a number of quantitative and qualitative factors:
•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.

•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

•
Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and "living the values" of Deutsche Asset & Wealth Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of Fund shares owned beneficially and of record by each member of the Fund’s portfolio management team as well as in all US registered Funds advised by Deutsche Asset Management International GmbH as a group (the “Family of Funds”), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.   This information is provided as of the Fund’s semiannual period ended June 30, 2013.

Name of ortfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All in the Family of Funds Shares Owned
Rainer Vermehren	-	$1 – $10,000
Philipp Schweneke	-	-

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates.  The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager.  Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets.  For Funds subadvised by subadvisors unaffiliated with DIMA, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed.  The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.  This information is provided as of the Fund’s semiannual period ended June 30, 2013.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Rainer Vermehren	2	$478,900,000	-	-
Philipp Schweneke	-	-	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Rainer Vermehren	-	-	-	-
Philipp Schweneke	4	$1,355,000,000	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Rainer Vermehren	-	-	-	-
Philipp Schweneke	-	-	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds.  The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on  the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•
Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team.  Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor.  In addition, purchases or sales of the same security may be made for two or more clients on the same day.  In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology.  In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund.  Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•
To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•
In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages.  The Advisor will not determine allocations based on whether it receives a performance-based fee from the client.   Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•
The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 through January 31	67,435	$16.48	67,435	515,545
February 1 through February 28	78,962	$17.14	78,962	436,583
March 1 through March 31	53,594	$17.15	53,594	382,989
April 1 through April 30	86,152	$17.01	86,152	296,837
May 1 through May 31	54,143	$17.82	54,143	242,694
June 1 through June 30	24,554	$17.95	24,554	218,140
Total	364,840	$17.14	364,840

On January 31, 2012, the Fund announced that its Board of Directors approved a new series of up to four consecutive, semi-annual tender offers each up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value. The Fund will conduct a tender offer if its shares trade at an average discount to net asset value of more than 10% during the applicable twelve-week measurement period. On July 18, 2012, the Fund announced the first measurement period under this plan will commence on September 10, 2012 and will expire on November 30, 2012. During this measurement period, the Fund's shares traded at an average discount to NAV of less than 10%. Therefore, the Fund was not required to conduct a tender offer. On January 28, 2013, pursuant to the Discount Management Program, the Fund announced that the next measurement period will commence on March 25, 2013 and expire on June 14, 2013. During this measurement period, the Fund's shares traded at a average discount of 10.77%. Therefore the Fund will conduct a tender offer for up to 5% of the shares oustanding at a price equal to 98% of NAV. The tender offer commenced on July 31, 2013 and will expire on August 28, 2013, unless extended. On July 26, 2013, the Fund announced that the next measurement period will commence on September 16, 2013 and will expire on December 6, 2013.

On July 18, 2012, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 900,000 shares during the period from August 1, 2012 through July 31, 2013. Under this plan, the Fund repurchased 681,860 shares between August 1, 2012 and June 30, 2013.

On July 26, 2013, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 900,000 shares during the period from August 1, 2013 through July 31, 2014.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board.  The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws.  Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The New Germany Fund, Inc.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 29, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 29, 2013